Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT (the “Amendment”) to the SECURITIES PURCHASE AGREEMENT originally dated as of March 5, 2025 (the “Original Agreement”), by and between Aspira Women’s Health Inc. (the “Company”) and each purchaser identified on the signature pages thereto is dated as of September 19, 2025. Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

WITNESSETH:

WHEREAS, on March 5, 2025, the Company and the Purchasers entered into the Agreement;

WHEREAS, the parties now desire to amend the Agreement;

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Agreement is hereby amended as follows:

1. Section 1.1 The definition of “Exempt Issuance” shall exclude from the final sentence “and (d) securities issued in a firm commitment public offering or an at-the-market offering”.

2. Section 4.12 of the Agreement shall be replaced in its entirety with the following:

“4.12 Registration Rights. The company shall file a registration statement on Form S-1 by September 30, 2025, to register the Shares and the Warrant Shares.”

3. Section 4.13 of the Agreement shall be replaced in its entirety with the following:

“4.13 Director Nominees. The Purchasers shall be entitled as a group to appoint an aggregate of three (3) directors to the Company’s Board of Directors until the earlier of (i) both (a) three (3) years from the date of the Amendment and (b) one (1) year after the common stock of the Company has been listed on a national securities exchange, or (ii) the date on which the Purchasers, on an aggregate basis, hold less than fifty percent (50%) of the Warrants. During the period between the nomination of a proposed Board member by the Purchasers to replace an existing appointed Board member by the Purchasers and the appointment of the Board member to the Board by the Board, the Board shall not take any actions. The Board will take actions necessary to screen and approve within 5 days a director nominee designated by the Purchasers for his seat on the Board unless the Board provides credible evidence that the nominee has engaged in activity that would render him ineligible to serve as a director under the regulations of any applicable regulatory authority or securities exchange on which the Company is listed. For the sake of clarity, during the nomination and board seat approval process discussed above, company management will continue to run the Company in ordinary course, without hindrance.

4. (A) This Amendment shall be construed and interpreted in accordance with the laws of the State of Delaware without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

(B) Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

(C) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

(D) This Amendment constitutes the final, complete, and exclusive agreement between and among the parties with respect to the Agreement and the Warrants included in the Agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, relating to such subject matter. Except as expressly amended herein, all terms and conditions of the original Agreement as well as the Warrants shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

ASPIRA WOMEN’S HEALTH INC.

By:
Name:
Title:

PURCHASERS

Name:
Note %:	_____

Name:
Note %:	_____

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